UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(5)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADVANCE AUTO PARTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 29, 2016

Dear Advance Auto Parts Stockholder:

The 2016 Annual Meeting of Stockholders of Advance Auto Parts, Inc. is scheduled to be held on May 18, 2016 at 8:30am ET. The proxy statement detailing the matters to be voted upon at the Annual Meeting was previously made available to all Stockholders.

Please Vote Your AAP Shares Today!

We urge all Stockholders, regardless of the number of shares you hold, to vote today. It is important that all Stockholders have their voices heard. If you have previously voted you do not need to vote again, however, for the reasons discussed below, all Stockholders are urged to vote AGAINST Proposal No. 5 and you may recast your vote by voting via telephone or internet.

Acting in the best interests of our stockholders is at the core of everything we do at Advance Auto Parts. We engage regularly with our investors and value their feedback with regard to delivering improved performance and maintaining best-in-class governance.

The Board of Directors recommends a vote FOR Proposal Nos. 1 through 4 and AGAINST Proposal No.5.

Over the past year, we made changes to drive improved results and long-term stockholder value, as well as taken steps to further enhance our governance practices. Following engagement with our stockholders, we added five new directors to our annually elected Board, including four independent directors and our recently named CEO, Tom Greco. In this year’s proxy statement, we have also proposed an amendment making it easier for stockholders owning at least 25 percent of our outstanding common stock to call a special meeting by eliminating the one year holding period.

These actions build on our strong governance foundation - which includes, among other things, an independent board and lead director, annual director elections, no supermajority voting - and reflect our willingness to undertake meaningful steps to ensure Advance acts in the best interests of all of our stockholders.

Based on this same logic, we are opposing for the third consecutive year a proposal seeking the ability for stockholders to act by written consent. In each of the last two years, in line with our recommendation, our stockholders did not support such proposals.

The rationale for our opposition is clear. Our Annual Meeting process, in conjunction with the provisions under which a special meeting can be called, provide stockholders multiple avenues to establish a well-informed forum to consider and vote on important corporate matters. In contrast, the ability to act by written consent would enable investors to circumvent those rules and deny smaller stockholders the opportunity to be informed of and vote on proposed corporate actions.

The bottom line is that the written consent proposal is inconsistent with our approach to good governance, redundant with the existing ability of stockholders to act outside the normal Annual Meeting process and at odds with our clear track record of acting in the best interests of all stockholders. For these above reasons, your Board recommends a vote AGAINST Proposal No.5.

If you have questions or need assistance voting your shares we urge you to contact Okapi Partners, Inc., the Company’s proxy solicitor, toll-free at 1-855-208-8902. Our 2016 Proxy Statement and 2015 annual report to stockholders are available on our Internet website at www.AdvanceAutoParts.com.

On behalf of Advance Auto Parts, thank you for your time and consideration.

Sincerely,

/s/ Tammy M. Finley

Tammy Moss Finley
Executive Vice President, Human Resources, General Counsel & Corporate Secretary
Advance Auto Parts, Inc.

ADVANCE AUTO PARTS, INC.
5008 AIRPORT ROAD
ROANOKE, VA 24012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 P.M. Eastern Daylight Time (EDT) on May 17, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. EDT on May 17, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If voting by Internet or telephone, there is NO need to mail back the attached proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E08781-P76276

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADVANCE AUTO PARTS, INC.

The Board of Directors recommends that you vote "FOR" all Nominees listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) John F. Bergstrom
02) John C. Brouillard
03) Brad W. Buss
04) Fiona P. Dias
05) John F. Ferraro
06) Thomas R. Greco
07) Adriana Karaboutis
08) Eugene I. Lee, Jr.
09) William S. Oglesby
10) Reuben E. Slone
11) Jeffrey C. Smith

The Board of Directors recommends that you vote "FOR" Proposals 2, 3 and 4.

	For	Against	Abstain
2. Approve, by advisory vote, the compensation of our named executive officers.	☐	☐	☐
3. Ratify the appointment of Deloitte & Touche LLP (Deloitte) as our independent registered public accounting firm for 2016.	☐	☐	☐
4. Approve proposal to amend the Company's Certificate of Incorporation to eliminate the one year holding period requirement for stockholders to call a special meeting.	☐	☐	☐

The Board of Directors recommends that you vote "AGAINST" Proposal 5.

	For	Against	Abstain
5. Advisory vote on stockholder proposal on the ability of stockholders to act by written consent if presented at the annual meeting.	☐	☐	☐

Transact other business that may properly come before the meeting or any meetings held upon any adjournment or postponement of the meeting.

All proxies heretofore given or executed with respect to the shares of stock represented by this proxy are, by the filing of this proxy, expressly revoked.

Our Annual Report to Stockholders and Proxy Statement for the 2016 Annual Meeting can be viewed on the Internet at http://www.AdvanceAutoParts.com.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E08782-P76276

- PROXY - Advance Auto Parts **- PROXY -**

This proxy is solicited by the Board of Directors of Advance Auto Parts, Inc.

The undersigned stockholder(s) hereby appoint(s) Tammy M. Finley and Michael A. Norona, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADVANCE AUTO PARTS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 A.M., EDT on Wednesday, May 18, 2016, at Advance Auto Parts Store Support Center, University Building, 4709 Hargrove Rd., Raleigh, NC 27616, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies named herein on any other matters as may properly come before the meeting and any adjournment or postponement thereof. Receipt of Notice of the Annual Meeting and Proxy Statement for the 2016 Annual Meeting is hereby acknowledged.

Address Changes/Comments: ____

____

(If any Address Changes/Comments have been noted above, please mark corresponding box on the reverse side.)

PLEASE SIGN ON REVERSE SIDE and mail in the enclosed, postage pre-paid envelope.